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                                                                    EXHIBIT 10.3


                 AMENDED AND RESTATED MANAGEMENT ADVISORY AND

                         CONSULTING SERVICES AGREEMENT

          MEMORANDUM OF AGREEMENT made as of the 7th day of June, 1996, amended and restated as of January 24, 1999.

A M O N G:

                    PANOLAM INDUSTRIES, INC.,
                    a corporation incorporated under
                    the law of the State of Delaware

                    (hereinafter referred to as "U.S. Opco")

                                                              OF THE FIRST PART,

                                    - and -

                    PANOLAM INDUSTRIES LTD.,
                    a corporation incorporated under
                    the laws of the Province of Ontario
                    (hereinafter referred to as "Can Opco")

                                                             OF THE SECOND PART,

                    (together with U.S. Opco, the "Companies")

                                    - and -

                    GENSTAR CAPITAL, L.L.C.,
                    a limited liability company
                    organized under the laws of the
                    State of Delaware

                    (hereinafter referred to as "Genstar")

                                                              OF THE THIRD PART.


          WHEREAS the Companies desire to avail themselves of the business experience and operating expertise of Genstar in arranging financing, strategic planning, negotiating and procuring contracts, tax planning, investor relations, cost controls, compensation structure, government relations and other areas of corporate management;

          AND WHEREAS the Companies have requested of Genstar and Genstar has agreed to provide the Companies on an ongoing basis, subject to the terms and conditions
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specified herein, with management consulting and advisory services related to the business and affairs of the Company;

          NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the respective covenants and agreements contained herein, the payments provided for herein and for other good and valuable consideration, the sufficiency and receipt of all of which are hereby acknowledged, the parties hereto agree as follows:

1.  RETENTION OF GENSTAR.  Each of the Companies hereby retains Genstar as
    --------------------
management and corporate consultant and Genstar accepts such retention on the terms and conditions set forth herein.

2.  SERVICES.
    --------

    (a) Genstar shall advise the Companies concerning such corporate matters as relate to strategic planning, proposed financial transactions, procurement of contracts, tax planning, investor relations, cost controls, compensation structure, government relations and other management matters related to the Companies' business and affairs, and as to such other matters as the Companies may reasonably request.

    (b) Genstar shall perform all such services as an independent contractor to the Companies and neither Genstar nor its affiliates nor any of their respective directors, officers, agents or employees shall be liable for any advice offered or action taken by it or them in connection with this agreement. Genstar shall not by virtue of this agreement be considered an employee, agent or representative of the Companies and will not have by virtue of this agreement any authority to act for or bind the Companies without the Companies' prior written consent.

3.  COMPENSATION.
    ------------

    (a) In consideration of the services provided by Genstar hereunder, the Companies shall pay to Genstar a management consulting fee of U.S. $600,000 per annum (the "Consulting Fee"), escalating by 3% per annum on June 7 of each year, commencing on June 7, 1997. After February 18, 2002, the Consulting Fee shall increase to U.S. $1,391,000 per annum, escalating by 3% per annum on June 7 of each year, commencing on June 7, 2002. The Consulting Fee is payable in arrears in equal quarterly installments during the term hereof commencing on the date hereof subject to withholding as required by applicable law.

    (b) The Companies shall reimburse Genstar for all reasonable out-of-pocket costs and expenses incurred by Genstar in connection with the provision of services hereunder promptly upon receipt of a statement of such costs and expenses from Genstar.

    (c) Any amount not paid when due under the terms and provisions of this agreement shall bear interest at the rate of 10% per annum until paid full, both before and after demand, default or judgment.

4.  FURTHER OBLIGATION OF THE COMPANIES.  The Companies shall in good faith
    -----------------------------------
consider all advice and recommendations of Genstar relating to the subject matter of this agreement.

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Notwithstanding the foregoing, the Companies shall not have any obligation whatsoever to follow or implement any such advice or recommendation of Genstar.

5.  TERM AND TERMINATION.  This agreement shall commence on the date hereof and
    --------------------
shall continue through the period ending on the tenth anniversary of the date of the amendment and restatement hereof, provided, however, that this agreement shall terminate on the last day of the first calendar quarter in which Genstar Capital Partners II, L.P. together with its affiliates no longer holds, either directly or indirectly through entities controlled by them, at least 10% of the common stock, par value $0.01 per share, of either Can Opco or U.S. Opco at such time outstanding. In the event this agreement terminates pursuant to this
Section 5, the Consulting Fee shall be prorated through and paid on the date of termination.

6.  AMENDMENTS, ETC.  No amendment of any provision of this agreement shall be
    ----------------
effective unless the same shall be in writing and signed by the parties hereto.

7.  NO WAIVERS.  Except as otherwise provided in this agreement, any failure of
    ----------
any of the parties to comply with any obligation herein may be waived by the party entitled to the benefit thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or conditions shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

8.  NOTICES.  All notices, requests, claims, demands and other communications
    -------
hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by deliver in person, or by courier service, cable, telecopy, telegram, or registered or certified mail (postage prepaid, return receipt requested) to the respective parties hereto at their addresses set forth on the signature pages to this agreement (or at such other address for a party hereto as shall be specified in a notice given in accordance with this Section 8).

9.  ASSIGNMENT.  Neither of the parties hereto shall have the right to assign
    ----------
this agreement or the rights or obligations hereunder without the consent of the other parties.

10. HEADINGS  The headings contained in this agreement are for reference
    --------
purposes only and shall not affect in any way the meaning or interpretation of this agreement.

11.  SEVERABILITY.  Any provision of this agreement which is prohibited or
     ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

12.  ENTIRE AGREEMENT.  This agreement constitutes the entire agreement between
     ----------------
the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understanding, whether written or oral, between the parties hereto with respect to the subject matter hereof.

13.  GOVERNING LAW.  This agreement shall be governed by, and construed in
     -------------
accordance with, the laws of the State of New York.

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14.  COUNTERPARTS.  This agreement may be executed in counterparts, each of
     ------------
which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF the parties hereto have duly executed this agreement as of the date first above written.

                                 PANOLAM INDUSTRIES, INC.


                                 By:_________________________________
                                    Name:  Robert Muller
                                    Title

                                 20 Progress Drive
                                 Shelton, CT 06484
                                 Attention: President
                                 Telephone: (203) 925-1556
                                 Telecopy:  (203) 225-0550


                                 PANOLAM INDUSTRIES LTD.


                                 By:_________________________________
                                    Name:  Robert Muller
                                    Title

                                 c/o Panolam Industries, Inc.
                                 20 Progress Drive
                                 Shelton, CT 06484
                                 Attention: President
                                 Telephone: (203) 925-1556
                                 Telecopy:  (203) 225-0550

                                 GENSTAR CAPITAL, L.L.C.


                                 By:_________________________________
                                    Name: J.P. Conte
                                    Title

                                 By:_________________________________
                                    Name: Richard Hoskins
                                    Title

                                 Metro Tower, Suite 1170
                                 950 Tower Lane
                                 Foster City, California 94404-2121
                                 Attention: Richard D. Paterson
                                 Telephone: (415) 286-2350
                                 Telecopy:  (415) 286-2383

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